                                                                    EXHIBIT 10.9

                                                               Agreement No. 550

                        CONFIDENTIAL TREATMENT REQUESTED.
                       CONFIDENTIAL PORTION HAS BEEN FILED
                         SEPARATELY WITH THE SECURITIES
                            AND EXCHANGE COMMISSION.

QUANTUM(R)

                                TAPE LIBRARY OEM

                               PURCHASE AGREEMENT

This Tape Library OEM Purchase Agreement ("Agreement") is entered into in Milpitas, California, as of August 28, 1996, between QUANTUM CORPORATION, a Delaware corporation with principal offices at 500 McCarthy Blvd., Milpitas, CA 95035 U.S.A. ("Quantum"), and ATL PRODUCTS, INC., a California corporation with offices at 1515 South Manchester Avenue, Anaheim, CA 92802 ("Buyer" or "ATL").

WHEREAS, Quantum develops and manufactures tape drive Products as described in Exhibit A, (hereinafter known as "Products"); and

WHEREAS, Quantum desires to offer said Products for sale to Buyer on a non exclusive basis; and

WHEREAS, Buyer has recognized capabilities in the Automated Tape Library market and desires to have the right to purchase such Products for incorporation into Buyer's product.

THE FOLLOWING TERMS AND CONDITIONS SHALL APPLY TO ALL PURCHASES BY BUYER FROM QUANTUM.

1.       TAPE LIBRARY OEM PRODUCT

         During the term of this Agreement, Quantum agrees to sell and Buyer agrees to buy the types of Products listed in the Tape Library OEM Product Exhibit A ("Exhibit A") attached hereto (the "Product" or "Products"). Quantum will notify Buyer of any updates to the list of Products in Exhibit A with thirty (30) days prior written notice and new products may be added from time to time by mutual agreement of the parties in writing.

2.       PURCHASE ORDERS

         (a) Buyer will initiate purchases under this Agreement by submitting written purchase orders (the "Order[s]") to Quantum any time from the effective date of this Agreement until ninety (90) days before the termination date of the Agreement. All Orders submitted by Buyer will state the requested delivery dates which will be at least ninety (90) days after submittal of the Order. No Order will be binding on Quantum until accepted (in whole or in part) by Quantum. The scheduled delivery date of a given Order will be as specified by Quantum in writing within five (5) business days.

         (b) The Order shall contain the following minimum information relative to purchases made under this Agreement: description of materials purchased, Quantum part number,


                                                                          PAGE 1
                                                            COMPANY CONFIDENTIAL
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                                                               Agreement No. 550

                  quantity purchased, shipping instructions, delivery schedule, destination, and confirmation of price. Each Order will make specific reference to this Agreement and thereby incorporate the terms of this Agreement. No terms or conditions in any Order will in any way supersede, modify or supplement this Agreement.

3.        RESCHEDULING AND CANCELLATION

          (a) The following schedule shall apply for rescheduling and cancellation:

          ========================================================
               # OF DAYS                             MAXIMUM
                NOTICE            MAXIMUM          CANCELLATION
               PRIOR TO          RESCHEDULE    CHARGE AT QUANTUM'S
          SCHEDULED DELIVERY  DECREASE AMOUNT       DISCRETION
          --------------------------------------------------------
                 0 - 60               0%                100%
                61 - 90              50%                 50%
                91 + days           100%                  0%
          ========================================================


          Standard configurations may use the following flexibility table:

          ========================================================
               # OF DAYS                             MAXIMUM
                NOTICE            MAXIMUM          CANCELLATION
               PRIOR TO          RESCHEDULE    CHARGE AT QUANTUM'S
          SCHEDULED DELIVERY  DECREASE AMOUNT       DISCRETION
          --------------------------------------------------------
                0 - 30               0%                100%
               31 - 45              50%                 50%
               46 + days            100%                 0%
          ========================================================


          (b) Purchase Forecasts. On a monthly basis, Buyer shall issue a revolving twelve (12) month non-binding forecast in a mutually agreed format so that Quantum will have an understanding of BUYER's anticipated monthly requirements. Every three (3) months Buyer and Quantum shall review all shipments made by Quantum against the total anticipated purchase commitment.

                   BUYER'S NON-BINDING FORECAST IS FOR INFORMATION ONLY AND DOES NOT CREATE ANY LIABILITY BETWEEN THE PARTIES NOR DOES IT GUARANTEE BUYER WILL ISSUE ORDERS AGAINST THE FORECAST. QUANTUM'S ONLY OBLIGATION TO MANUFACTURE AND SHIP PRODUCT WILL BE IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT AND PURSUANT TO A PURCHASE ORDER ISSUED BY BUYER AND ACCEPTED BY QUANTUM.

          (c) Upside Support. Quantum agrees to use reasonable efforts to accommodate any request to accelerate delivery of Upside quantities. With respect to any request for


                                                                          PAGE 2
                                                            COMPANY CONFIDENTIAL

                                                               Agreement No. 550

                  quantities in excess of Upside, the parties agree to negotiate in good faith the delivery dates and additional costs to Buyer, if any, related thereto.

         (d) Allocation. If it becomes necessary for Quantum to allocate production capacity, Buyer Forecast and Purchase Orders will be reviewed and reasonable efforts will be undertaken to treat Buyer consistently with similarly situated customers.

4.       PACKING, SHIPPING, AND TITLE

         The method of packaging will be in accordance with Quantum's standard practices. Shipments will be to Buyer's address set forth above or, if different, to the address specified in the Order. Product will be shipped in accordance with Quantum's standard procedures and will be Ex Works Quantum's designated facility. Buyer will be responsible for all shipping expenses, insurance, duties and similar charges which, if paid by Quantum, will appear as additional items on Quantum's invoice to Buyer. Title to the Product and risk of loss will pass to Buyer upon Quantum's delivery to Buyer's carrier.

5.       INSPECTION AND ACCEPTANCE

         Buyer will have thirty (30) days after delivery to inspect and test each Product to assure conformance to Quantum's applicable Product Specification(s) attached hereto by reference. If any Products are deemed defective by Buyer in any material way, Buyer shall, within such thirty (30) day period, notify Quantum, obtain a customer return order number from Quantum and return such defective Product to Quantum in the same condition as delivered and in the same or equivalent shipping container, with a description of said defect. If Quantum confirms the defect, Quantum shall, at its option, rework or replace and re-deliver the returned Product to Buyer. Shipment of Product to one of Buyer's customers or failure to return Product within said thirty (30) day period shall constitute acceptance of the Product.

6.       SOURCE INSPECTION

         Upon two (2) business days written request to Quantum, and at Quantum's sole discretion, Buyer may conduct an inspection of Quantum's facilities during normal business hours. Such inspections shall be to inspect and review the work, including the Products being purchased pursuant to this Agreement. Should the presence of Buyer delay any shipment of Product, Quantum shall not be held liable for a delayed ship date. The Parties agree that source inspection shall not constitute acceptance of the Product by Buyer and that acceptance by Buyer shall be the process outlined in the Section titled Inspection and Acceptance.

7.       QUALITY ASSURANCE

         Quantum shall maintain an effective quality/manufacturing control system and ensure that the entire process of design, manufacture and repair, including packaging and shipping, is maintained under continuous control and improvement. The purpose of the quality control system will be to verify all requirements of the Product Specifications and Test Specifications are satisfied.

         Buyer performs out-of-box quality audits on all Products received. In the event any failure occurs in these audits, upon Buyer's specific request, Quantum shall analyze the root cause and


                                                                          PAGE 3
                                                            COMPANY CONFIDENTIAL

                                                               Agreement No. 550

         take appropriate corrective actions including providing Buyer with a root cause analysis of the failure (within seventy-two (72) hours of receipt of the failing part) and implementing corrective actions to prevent recurrence of the failure. Such corrective actions shall be implemented within thirty (30) days of Quantum's receipt of the failed Product.

         Quantum shall generate Failure Analysis Reports of each failure and maintain records of the corrective actions and an evaluation of its effectiveness. Such records shall be provided to Buyer upon Buyer's request.

8.       CHANGES

         Quantum shall give thirty (30) days prior written notice to Buyer of any changes to the Products prior to implementation that affect form, fit or function or could affect both forward and backward compatibility. Buyer shall give written notice to Quantum of its approval or disapproval of the change in writing within thirty (30) days of the date Buyer receives such written notice. If written notice is not received by Quantum from Buyer within thirty (30) days either approving or disapproving the change, Quantum shall consider the change acceptable.

         If it is determined by Buyer or Quantum that a Mandatory Change is required to make the Product conform to the Product Specification, Quantum shall make the changes at no charge to Buyer in all units that are not yet delivered to Buyer. In the event such changes are required to make previously delivered Product conform to the Product Specification, they shall be supplied in the form of a Mandatory Field Change Kit at no charge to Buyer in accordance with the procedure set forth in Exhibit D. Quantum shall pay Buyer's expenses to install the Mandatory Field Change Kit.

         Time is of the essence for Buyer to incorporate a change. In the event that Buyer requests a sample of a change, Quantum will use reasonable efforts to provide such sample to Buyer so that Buyer can approve the change within the thirty (30) day approval period. Any extension to the approval period shall be by written mutual agreement.

         Quantum may from time to time make compatible changes or modifications to the Product (i) that do not affect form, fit, or function, and (ii) that are compatible and interchangeable with and shall not require the retrofit of Product previously delivered. If Quantum makes such modification, Quantum shall give prior written notice (ECN) to Buyer upon delivering to Buyer any Product containing such modification. Such written notice shall describe the changes and update any documentation.

9.       PRICES, DISCOUNTS, AND TAXES

         (a) The purchase price for each Product sold hereunder shall be the prices set forth on the attached Exhibit A.

         (b) Product prices are exclusive of all taxes. With the exception of taxes measured by Quantum's income, Buyer shall be responsible for all federal, state or local sales, use, property, export, excise and other similar taxes that may be levied as a result of the sale or delivery of any Product sold under this Agreement. Such taxes will appear as a separate item on Buyer's invoice unless Quantum receives a valid tax exemption certificate from Buyer prior to shipment.


                                                                          PAGE 4
                                                            COMPANY CONFIDENTIAL

                                                               Agreement No. 550


10.      PAYMENT

         Subject to approval of Buyer's credit by Quantum, payment terms are net (thirty) 30 days. All payments will be in U.S. dollars. Overdue payments will be subject to a service charge of one and one-half percent (1 1/2%) per month or the maximum rate permitted by applicable law, which ever is lower.

11.      TAPE LIBRARY OEM CERTIFICATION

         Buyer certifies that it is purchasing the Product under this Agreement as a Tape Library OEM, that the Product will be incorporated by Buyer as a part of another system or subsystem which Buyer assembles together with such Product under its own name for sale or lease in the regular course of its business. Such system or subsystem shall include hardware and/or software other than the Product and shall, by an objective examination of such factors as cost, pricing, and Product features, represent approximately a thirty percent (30%) enhancement and transformation of the Product. Product intended for other purposes shall not be purchased under this Agreement. Buyer will sell only to resellers and will not sell to end-users of the Product. Buyer will furnish to Quantum an Exhibit B - Business Plan ("Exhibit B") which defines Buyer's product. Buyer will furnish further evidence of compliance with this paragraph and Exhibit B upon Quantum's reasonable request. Notwithstanding Section 13 below, failure of Buyer to comply with this Section 11, will be cause for immediate termination of this Agreement by Quantum.

12.      BUSINESS REVIEWS

         Buyer and Quantum shall conduct quarterly Product reviews to keep Buyer informed with regard to the progress of the development of New Product(s) and enhancement(s). Buyer and Quantum shall, each at their own expense, meet on a quarterly basis to review pricing, review performance and business transacted, and to resolve those issues that may have arisen since the last business review meeting.

13.      TERM AND TERMINATION

         This Agreement will be effective on the date of its execution by Quantum, and will continue for three (3) years unless terminated by either party in accordance with the termination provisions herein. After the initial term, this Agreement will continue in effect until terminated in accordance with this Section 13. The parties may at any time after the initial term, negotiate a replacement long-term agreement. Either party may terminate this Agreement, for convenience, with ninety (90) days prior written notice. Quantum may terminate this Agreement upon the insolvency, bankruptcy or voluntary dissolution or assignment for the benefit of creditors of or by Buyer. In addition, in the case of a default, the non-defaulting party may terminate this Agreement upon the failure of a defaulting party to cure a default in the performance of any provision hereof within thirty (30) days after written notice thereof by the non-defaulting party. The provisions of Sections 11, 13, 14, 15, 17, 18, and 19 hereof shall survive the termination of this Agreement for any reason.

         In the event Quantum terminates this Agreement for convenience, ATL may continue to place Orders for Product for ninety (90) days after the termination date. All such Orders will ship according to Quantum's then-current standard terms and conditions.


                                                                          PAGE 5
                                                            COMPANY CONFIDENTIAL

                                                               Agreement No. 550



14.      TRAINING

         Quantum, at its option, may provide Product training for a limited number of Buyer's employees. The training curriculum, Iogistics, fees, and schedule will be defined by Quantum and may include participants other than Buyer's personnel. Buyer will bear associated expenses of its employees, including, without limitation, travel, food and lodging.

15.      LIMITED WARRANTY

         (a) For the period specified in Exhibit A from the date of original shipment of Product from Quantum to Buyer, Quantum will make available its standard limited warranty. This warranty is extended only to the original Buyer (a Buyer that purchases Product directly from Quantum) and is not transferable. The liability of Quantum hereunder is limited, at Quantum's option, to replacing or repairing any defective Product in accordance with Quantum's standard procedures or refunding the Purchase Price of such Product. Quantum will retain title to any unrepairable defective parts. In-Warranty Product returned to Quantum for repair during the warranty period which is confirmed not to be defective is defined as No Trouble Found ("NTF") and a fee covering the handling and testing will apply.

         (b) Quantum will issue a Return Materials Authorization ("RMA") within three (3) days of any request for same by Buyer when required in connection with any return under this Agreement. Repair warranty is ninety (90) days or remainder of original Product Warranty, whichever is longer.

         (c) Out of warranty repairs will be at Quantum's then standard rates and procedures.

         (d) The above warranties are contingent upon proper use in the application for which the Product was intended and does not cover Product which: (1) has been modified without Quantum's approval, (2) has been subjected to unusual physical or electrical stress, including damage caused by handling or shipping in unapproved containers, (3) has had its integrity disturbed in any way (examples of such disturbance include without limitation, the removal or cracking of any protective cover or seal), or (4) has had the serial number label removed or damaged to the extent that warranty status of such Product cannot be determined. Quantum shall make the final determination as to the existence and cause of any alleged defect.

         (e) Freight is prepaid each direction for both in-warranty and out-of-warranty returns. Use of unqualified, unapproved shipping boxes may result in shipping damage for which Quantum assumes no liability and it may void the Product warranty.

         (f) THE FOREGOING WARRANTIES ARE EXCLUSIVE, AND NO OTHER WARRANTIES, WHETHER WRITTEN, ORAL, EXPRESSED, IMPLIED OR STATUTORY, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE SHALL APPLY.


                                                                          PAGE 6
                                                            COMPANY CONFIDENTIAL

                                                               Agreement No. 550

16.      PRODUCT SUPPORT/END OF LIFE

         If, during the Purchase Period or Extended Purchase Period, if any, Quantum discontinues producing Products, Quantum shall provide Buyer with six (6) months prior written notice of such discontinuance.

         Upon expiration or termination of this Agreement, Quantum or its authorized agents shall repair Products for two (2) years after the date of the last Product manufactured.

17.      LIMITATIONS OF LIABILITY

         (a) QUANTUM'S LIABILITY FOR ANY CLAIM, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY ARISING OUT OF THIS AGREEMENT, SHALL IN NO EVENT EXCEED THE PRICE OF THE PRODUCT FURNISHED HEREUNDER GIVING RISE TO SUCH LIABILITY. NOTWITHSTANDING THE FOREGOING, QUANTUM'S LIABILITY ARISING FROM ENGINEERING CHANGES MADE TO THE PRODUCT IS LIMITED TO QUANTUM'S COST OF MODIFICATION AT THE QUANTUM DESIGNATED SERVICE CENTER AND FREIGHT CHARGES.

         (b) IN NO EVENT SHALL QUANTUM BE LIABLE TO BUYER, BUYER'S CUSTOMERS OR ANY OTHER PERSON OR ENTITY FOR LOSS OF PROFITS, LOSS OF DATA, COST OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, INDIRECT OR PUNITIVE DAMAGES OF ANY NATURE, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY ARISING OUT OF THIS AGREEMENT, AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

18.      INDEMNIFICATION

         (a) Quantum will defend or settle any patent infringement cases at its expense for any action brought against Buyer or its customers based upon the claim that the Product constitutes direct infringement of any duly issued United States patent, copyright, or trademark. Quantum agrees to pay all damages and costs finally awarded against Buyer or its customers attributable to such claim provided Quantum has sole control of any such action or settlement negotiations and provided Buyer notifies Quantum promptly in writing of such claim, and gives Quantum authority, information and such assistance as necessary to settle or defend such claim.

         (b) If the Product becomes, or in the opinion of Quantum may become, subject to claim of infringement of any United States patent, Quantum may, at its option: (i) procure for Buyer and its customers the right to use the Product under any such patent; (ii) suitably replace or modify the Product, or part thereof; or (iii) remove the Product, or part thereof, and refund the aggregate payments paid therefore by Buyer, less a reasonable sum for use and damage. Quantum shall not be liable for any costs or expenses incurred without its prior written authorization.


                                                                          PAGE 7
                                                            COMPANY CONFIDENTIAL

                                                               Agreement No. 550

         (c) Quantum assumes no liability hereunder for any (i) infringement of patent claims covering completed systems, assembly, circuit, combination, configuration, method or process in which any of the Product(s) may be used; (ii) compliance with Buyer's specifications; (iii) modification of the Product, or any part thereof, after delivery by Quantum; or (iv) use of the Product in a manner for which it is not designed.

         (d) THE FOREGOING STATES THE SOLE AND EXCLUSIVE LIABILITY OF QUANTUM FOR ANY INFRINGEMENT OF A PATENT, COPYRIGHT, TRADEMARK OR OTHER INTELLECTUAL PROPERTY RIGHT.

19.      CONFIDENTIAL INFORMATION

         All proprietary information which is specifically designated as such, which is disclosed by either party to the other, in any form in connection with this Agreement, shall be kept confidential by the recipient. Any such proprietary information shall be protected by the recipient from disclosure to others with at least the same degree of care as that which is accorded to its own proprietary information but in no event with less than reasonable care. Without limiting the foregoing, Buyer expressly agrees that any know-how, designs, engineering details and other data pertaining to any Product or portion thereof, shall, without further need for designation, be deemed proprietary and confidential information of Quantum under this Section
         19. The foregoing shall not apply to information which is generally known and available in the public domain through no fault of the recipient.

20.      TRADEMARKS AND TRADE NAMES

         (a) Usage of Quantum Marks. Any and all uses by Buyer of the Marks must be in accordance with Quantum's policies and guidelines for use of its Marks as set forth in Exhibit A. Quantum may alter or replace its Marks or may revise its policies and guidelines related thereto by sending Buyer amendments to Exhibit A. Such policies and guidelines shall become effective, and shall be adhered to by Buyer within (90) days of Buyer's receipt thereof. Buyer may continue to utilize and distribute product and marketing material in inventory and/or in process at the time of the receipt of an amendment to Exhibit A that renders such product or marketing material nonconforming with the amended Exhibit A, provided that Buyer remains in compliance with the other terms of this Agreement and provided that Buyer shall use best commercially reasonable efforts to conform any such product or marketing material to the Quantum trademark policies and guidelines then in effect.

         (b) Trademark License. Seller hereby grants Buyer, during the term of this Agreement, a non exclusive, worldwide license to use the Quantum Marks (hereinafter, the "Marks") set forth more particularly in Exhibit A on products sold by Buyer that include Product and on packaging and marketing materials for such products in the manner set forth herein.


                                                                          PAGE 8
                                                            COMPANY CONFIDENTIAL

                                                               Agreement No. 550

         (c) Quality Control. From time to time, as reasonably requested by Quantum, Buyer shall provide Quantum with samples, or access to samples, as appropriate, of the products of Buyer, and any associated packaging and marketing materials, bearing the Marks. Buyer shall not use the Marks in a manner or on products of quality that detracts from the goodwill associated with the Marks and shall conform to Quantum's reasonable directions regarding the use of the Marks.

         (d) No contest. Buyer hereby recognizes Quantum's exclusive worldwide ownership of the Marks and the renown of such Marks. Buyer will not take any action inconsistent with such ownership and further acknowledges that any goodwill established by its use of the Marks shall inure to the sole benefit of Quantum. Upon Quantum's request, and at Quantum's expense, Buyer shall provide Quantum with reasonable support in policing the use of the Marks and Protecting such Marks.

                  LICENSED MARKS:

                  DLT(TM)
                  DLTtape(TM)

                  USE OF MARKS:

                  Specify: Form, appearance, placement, etc. of marks on Products and use in advertising materials.

21.      EXPORT

         Buyer will not export, directly or indirectly, any Product or related information without first obtaining all required licenses and approvals from the appropriate government agencies.

22.      GENERAL

         (a) This Agreement shall be governed by and interpreted under the laws of the State of California without reference to conflict of laws principle. All disputes arising out of this Agreement shall be subject to the exclusive jurisdiction of the federal and state courts within Santa Clara County, California and the parties agree and submit to the personal and exclusive jurisdiction and venue of those courts. Quantum shall not be liable for any loss, damage or penalty resulting from delays or failures in performance resulting from acts of God, supplier delay or other causes beyond Quantum's reasonable control. Buyer shall not assign or sublicense this Agreement nor any right or license hereunder without the prior written consent of Quantum, and in any event any assignment permitted hereunder shall be subject to the written consent of the assignee to all the terms and provisions of this Agreement. No modification to this Agreement, nor any waiver of any rights, shall be effective unless assented to in writing by the party to be charged. The waiver of any breach or default shall not constitute a waiver of any other right hereunder or any subsequent breach or default. The prevailing party in any legal action hereunder shall be entitled to reimbursement of its expenses including, without limitation, reasonable attorney's fees. Any required notices hereunder shall be given in writing at the address of each party set forth herein, or to such other address as either party may substitute by written notice to the other in the manner contemplated herein,


                                                                          PAGE 9
                                                            COMPANY CONFIDENTIAL

                                                               Agreement No. 550

                  and shall be deemed served when delivered, or if delivery is not accomplished by reason or some fault of the addressee, when tendered. This Agreement constitutes the entire and exclusive Agreement between the parties hereto with respect to the subject matter hereof.

         (b) Rights and Remedies. All rights and remedies conferred by this Agreement, or by law, are cumulative and may be exercised singly or concurrently. If any provision of this Agreement is held invalid by any law or regulation of any government or by any court, such invalidity shall not affect the enforceability of any other provisions hereof.

         (c) Independent Contractors. The relationship of Quantum and Buyer established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to (i) give either party the power to direct and control the day-to-day activities of the other, (ii) constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking, or (iii) allow Buyer to create or assume any obligation on behalf of Quantum for any purpose whatsoever. All financial obligations associated with Buyer's business are the sole responsibility of the Buyer. All sales and other agreements between Buyer and its customer are Buyer's exclusive responsibility and shall have no effect on Buyer's obligations under this Agreement. Buyer shall be solely responsible, and shall indemnify and hold Quantum free and harmless from, any and all claims, damages or lawsuits (including Quantum's attorneys fees) arising out of the acts of Buyer, its employees or its agents.

         (d) Sale Conveys No Right to Manufacture or Copy. The Products are offered for sale and are sold by Quantum subject in every case to the condition that such sale does not convey any license, expressly or by implication, to manufacture, duplicate or otherwise copy or reproduce any of the Products. Buyer shall take appropriate steps with its customers, as Quantum may request, to inform them of and assure compliance with the restrictions contained in this subsection.

         (e)      Notices. All Notices should be addressed to:

                  ATL Products, Inc.                    Quantum Corporation
                  1515 South Manchester Avenue          500 McCarthy Blvd
                  Anaheim, CA 92802                     Milpitas, CA 95035
                  Attn: Richard Speyer                  Attn: Manager, Corporate
                        (714) 780-7706 Telephone        Contracts
                        (714) 780-7799 Facsimile        (408) 324-7459
                                                        (408) 232-6581


                                                                         PAGE 10
                                                            COMPANY CONFIDENTIAL

                                                               Agreement No. 550

By signing below, Buyer and Quantum mutually acknowledge that it has read, understands, and agrees to be bound by the terms and conditions of this Agreement and that the person signing is duly authorized to do so.


QUANTUM CORPORATION                          ATL PRODUCTS, INC.

Signed:   /s/ William Roach                  Signed:  /s/ Kevin C. Daly
       ----------------------------                 ----------------------------

By:      William Roach                       By:      Kevin C. Daly

Title:   Executive Vice President,           Title:   President,
         Worldwide Sales                              ATL Products, Inc.

Date:     August 28, 1996                    Date:   Aug. 1, 1996


                                                                         PAGE 11
                                                            COMPANY CONFIDENTIAL

                                                               Agreement No. 550

                                    EXHIBIT A

                            TAPE LIBRARY OEM PRODUCT

                         * TO BE COMPLETED BY QUANTUM *

   ---------------------------------------------------------------------
      PRODUCT  QUANTUM      PRODUCT     UNIT PRICE  WARRANTY    OUT-OF-
                PART     SPECIFICATION               PERIOD    WARRANTY
               NUMBER                                           PRICING
   ---------------------------------------------------------------------
*              TH5XA-HG                 [        ]            [        ]
   ---------------------------------------------------------------------
*              TH5XD-HG                 [        ]            [        ]
   ---------------------------------------------------------------------
*              TH3XD-HG                 [        ]            [        ]
   ---------------------------------------------------------------------
*              TH6XA-HG                 [        ]            [        ]
   ---------------------------------------------------------------------
*              TH6XB-HG                 [        ]            [        ]
   ---------------------------------------------------------------------

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

LICENSED MARKS:

DLT(TM)
DLTtape(TM)

USE OF MARKS:

Specify: Form, appearance, placement, etc. of marks on Products and use in advertising materiaIs.

*        CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION.


                                                                         PAGE 12
                                                            COMPANY CONFIDENTIAL

                                                               Agreement No. 550

                                    EXHIBIT B

                                  BUSINESS PLAN

The objective of the Business Plan is to clearly define and establish the manner in which Buyer shall remarket Quantum Products. Quantum recognizes the Tape Library OEM authorization category as the following.

TAPE LIBRARY OEM           Must provide integration of Quantum Product into
                           proprietary hardware substorage solution.

                           Provides consulting, requirements analysis, configuration support, and all presales activities.

                           Responsible for distributing. customizing, and support substorage hardware.

                           Must provide all maintenance, updates, training, and post sales support.

                           The charge for the Added Value must be approximately at least 30% above the list price of the Quantum Products.


                                                                         PAGE 13
                                                            COMPANY CONFIDENTIAL

                                                               Agreement No. 550

                                    EXHIBIT B

                                  BUSINESS PLAN

                           * TO BE COMPLETED BY ATL *
I.    PROFILE

1.    Company Name:  ATL Products, Inc.
                   -------------------------------------------------------------

2.    Headquarter Address:  1515 S. Manchester Avenue, Anaheim, CA 92802
                          ------------------------------------------------------
      Phone: (714) 774-6900
            --------------------------------------------------------------------
      FAX:   (714) 780-7799
          ----------------------------------------------------------------------


3.    Key Contacts--
      Primary Contact  Richard Speyer             Phone  (714) 780-7706
                     -----------------------------     -----------------
      President or CEO  Kevin C. Daly             Phone  (714) 780-7700
                      ----------------------------     -----------------
      Vice President Sales/Marketing  Chet Baffa  Phone  (714) 780-7702
                                    --------------     -----------------
      Vice President Engineering  Steve Morihiro  Phone  (714) 780-7711
                                ------------------     -----------------
      Purchasing  Cheri Clothier                  Phone  (714) 780-7767
                ----------------------------------     -----------------

      FAX  (714) 780-7799
         ----------------
      FAX  (714) 780-7799
         ----------------
      FAX  (714) 780-7799
         ----------------
      FAX  (714) 780-7799
         ----------------
      FAX  (714) 780-7799
         ----------------

      Years Established -- Years in computer business -- Privately Held Company?
      [ ] Yes [X] No. 1989

4. If less than 3 years old, write the former company name and address (if applicable):

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------


      Is Company a division/subsidiary/parent company* [X] Yes [ ] No (If yes, please describe the relationship):

        Wholly-Owned Subsidiary of Odetics, Inc.
      --------------------------------------------------------------------------

5.
a.)   Annual Sales Revenue of company's last fiscal year:
      $ See attached annual report.  Revenue % of Hardware  100%
      ----------------------------                        ----------------------
      Software  0%                      Service
              ------------------------         ---------------------------------
      Breakdown% of Sales:  End user  0%         VARs/VADs  100%
                                    -----------           ----------------------
      Distribution
                  --------------------------------------------------------------
      Top Volume Distributors  Do not sell through Distributors.
                             ---------------------------------------------------
      Gross margins expected in selling Confidential Quantum products, by type
                                        ------------
      of customer.

      VARs/VADs             Distribution              End User
               -----------              ------------          ------------------

b.)   Total current number of employees per fimetion:
      Engineering    29       Manufacturing    43              Sales   8
                 -----------               ------------------       ------------
      Sales Support             Marketing     9              Other (Specify)   7
                   -----------           ------------------       --------------

6. Describe Company's primary business (if necessary, use a separate piece of paper): Designs and manufactures Automated Tape Libraries

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

7. Please list the product names Company supports on Quantum Products (attach a list of your trademarks if applicable):
                                               ---------------------------------

                                               ---------------------------------


                                                                         PAGE 14
                                                            COMPANY CONFIDENTIAL

                                                               Agreement No. 550

                                    EXHIBIT B

                                  BUSINESS PLAN

II.   PRODUCT MARKET


1.    Added Value (include product name if appropriate)

      Describe how Company's added value in this authorization category adds value to Quantum Product. (Please use separate sheets if more space is needed.)

        ATL manufactures libraries in which all includes Quantum's DLT tape drives.
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------


2. Describe the industry(ies) and specific application use within each industry in which Company intends to market its product(s):

        Across the marketplace for backup.
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------


3. Describe which system hardware and operating systems are compatible with Company's products:

        Open and proprietary systems.
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------


4.    Party Products

      Indicate the name, source, and purpose of any third party (non-Quantum) hardware and/or software acquired by Company, or which Company has acquired rights to remarket.

        None.
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------



                                                                         PAGE 15
                                                            COMPANY CONFIDENTIAL

                                                               Agreement No. 550

                                    EXHIBIT B

                                  BUSINESS PLAN

III.  SALES COVERAGE

1.    Geographic Scope

      List the geographies in which Company intends to remarket, also include Company's planned method of sales and the number of people in the listed geographies.

2. Supply annual forecast information in both orders and product mix broken down by quarter. (As new Quantum Products are added, these will be appended to the annual agreement).

      Quarter 1          Revenue                 DLT(TM)2000XT
                                -------                       -------
                         Revenue                 DLT(TM)4000
                                -------                       -------
                         Revenue                 DLT(TM)7000
                                -------                       -------
                         Revenue                 DLT(TM)7000XP
                                -------                       -------
                         Revenue                 Media
                                -------                       -------

      Quarter 2          Revenue                 DLT(TM)2000XT
                                -------                       -------
                         Revenue                 DLT(TM)4000
                                -------                       -------
                         Revenue                 DLT(TM)7000
                                -------                       -------
                         Revenue                 DLT(TM)7000XP
                                -------                       -------
                         Revenue                 Media
                                -------                       -------

      Quarter 3          Revenue                 DLT(TM)2000XT
                                -------                       -------
                         Revenue                 DLT(TM)4000
                                -------                       -------
                         Revenue                 DLT(TM)7000
                                -------                       -------
                         Revenue                 DLT(TM)7000XP
                                -------                       -------
                         Revenue                 Media
                                -------                       -------

      Quarter 4          Revenue                 DLT(TM)2000XT
                                -------                       -------
                         Revenue                 DLT(TM)4000
                                -------                       -------
                         Revenue                 DLT(TM)7000
                                -------                       -------
                         Revenue                 DLT(TM)7000XP
                                -------                       -------
                         Revenue                 Media
                                -------                       -------



                                                                         PAGE 16
                                                            COMPANY CONFIDENTIAL

                                                               Agreement No. 550
                                    EXHIBIT B

                                  BUSINESS PLAN

IV.   SUPPORT/SERVICES

1.    Services and support

a. How does Company plan to provide post sales services? Include how Company provides annual service agreements, call/screen handling, the type of support and service (maintenance, disaster recovery, documentation, consulting, training, installation, updates, warranty) and service data base.

        ATL Service.
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------


b.    Please identify company's service contract.

        VARs contract through ATL Service or ATL will provide service.
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------


                                                                         PAGE 17
                                                            COMPANY CONFIDENTIAL